UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019 (April 22, 2019)

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 22, 2019, the Board of Directors (the “Board”) of New York Mortgage Trust, Inc. (the “Company”) approved and adopted Amendment No. 2 to the Company’s Amended and Restated Bylaws, as amended (“Amendment No. 2”). Effective as of April 22, 2019, Amendment No. 2 changes the voting standard for director elections from a plurality voting standard to a majority voting standard in uncontested elections (in which a nominee is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election). Amendment No. 2 retains a plurality voting standard in contested elections, which includes an election in which, as of the date that is ten (10) days in advance of the date the Company files its definitive proxy statement, there are more nominees for election than positions on the Board to be filled by that election.
In connection with the change to the voting standard for director elections to a majority voting standard in uncontested elections, the Board also approved and adopted a Director Resignation Policy for the Company (the “Director Resignation Policy”) pursuant to which incumbent directors who fail to receive a majority of the votes cast in uncontested director elections are required to tender a letter of resignation to the Board within five (5) business days following certification of the stockholder vote, and the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”) will make a recommendation to the Board on whether to accept or reject the resignation, or whether any other action should be taken. Taking into account the recommendation of the Governance Committee, the Board will determine whether to accept or reject any such resignation, or what other action should be taken within 120 days from the date of the stockholders’ meeting at which the election occurred, and the Company will report such decision in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.
The foregoing descriptions of Amendment No. 2 and the Director Resignation Policy do not purport to be complete and are qualified in their entirety by reference to the full text of Amendment No. 2, attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein, and the full text of the Director Resignation Policy, which will be posted in the Corporate Governance section of the Company’s website at www.nymtrust.com.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
3.1†	Amendment No. 2 to the Amended and Restated Bylaws of the Company, effective April 22, 2019.
†Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: April 23, 2019	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer